UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.              )

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OFS Capital Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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OFS CAPITAL CORPORATION
10 SOUTH WACKER
DRIVE SUITE 2500
CHICAGO, IL 60606

D44673-P54425

Your **Vote** Counts!

OFS CAPITAL CORPORATION

2021 Annual Meeting

Vote by May 31, 2021
11:59 PM ET

You invested in OFS CAPITAL CORPORATION and it’s time to vote!
You are receiving this communication because you hold shares in OFS Capital Corporation. You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on
June 1, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s)
by requesting prior to May 18, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

If you plan to attend the Annual Meeting and vote your shares of the Company’s common stock in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. In addition, please be advised that the Company continues to monitor the
COVID-19 pandemic and the related health and travel concerns.
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